N / E / W / S R / E / L / E / A / S / E

October 22, 2015

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2015 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported third quarter 2015 net income of $17.1 million, compared to $16.1 million during the third quarter of 2014. Earnings per share for the period totaled $.45 per share equaling the third quarter of 2014. Year-to-date net income totaled $51.2 million, compared to $44.9 million during the same period in 2014. Earnings per share for the nine months ended September 30, 2015 totaled $1.35 per share, an increase of $.11 per share or 8.9 percent over the same period in 2014.

Total assets reached $6.2 billion as of quarter-end and loans totaled $4.3 billion. The Corporation’s loan portfolio increased, by $549 million, during the past twelve months. Of the increase, $293 million, or 7.8 percent, was the result of organic growth, $145 million resulted from the acquisition of Community Bank of Noblesville in November of 2014 and $111 million resulted from the acquisition of Cooper State Bank in Columbus, Ohio in April of 2015.

Michael C. Rechin, President and Chief Executive Officer, stated, “The third quarter of 2015 was another successful  quarter including strong performance in organically growing loans, deposits, fees and clients.   Our loan volume coupled with a modestly increased margin produced a 3 percent quarterly lift in net interest income.  Asset quality improvement continues as acquired loan portfolios and our own are performing in line with our expectations.  During the quarter we were also able to complete the enhancement of our on-line banking platform bringing new functionality to our consumer and commercial clients.”

Net-interest income totaled $50.3 million for the quarter as reported net-interest margin, totaling 3.85 percent, increased by 4 basis points over the second quarter of 2015. Yields on earning assets totaled 4.30 percent and the cost of supporting liabilities totaled .45 percent. When adjusted for fair value accretion, core net-interest margin totaled 3.71 percent for the quarter, 6 basis points more than the second quarter of 2015 total of 3.65 percent. When compared to the third quarter of 2014, core net-interest margin is unchanged.

Year-to-date non-interest income totaled $57.8 million compared to $50 million in 2014. Of the increase, our gain on the sale of our insurance subsidiary, First Merchants Insurance Group, totaled $8.3 million. Non-interest income totaled $16.9 million for the quarter, a $1.5 million decrease from the third quarter of 2014 total of $18.4 million. The absence of insurance commission income related to the second quarter sale totaled $1.7 million.

Year-to-date non-interest expense totaled $131.2 million compared to $126.9 million in 2014. The increase of $4.3 million includes non-recurring acquisition and divestiture expenses totaling $3.7 million and on-line banking implementation expenses of $578,000. Non-interest expense totaled $43.6 million for the quarter, an increase of $1 million over the third quarter of 2014. Of the increase, $676,000 is related to non-recurring acquisition expenses.

The Corporation did not record any provision expense in the third quarter due to net recoveries for the period of $311,000 and improvements in non-performing loans now totaling $36.4 million. Year-to-date provision expense totaled just $417,000 versus $1.5 million of net charge-offs. The allowance for loan losses totaled $62.9 million, or 1.45 percent of total loans and 1.70 percent of non-purchased loans.

As of September 30, 2015, the Corporation’s total risk-based capital equaled 14.85 percent, common equity tier 1 risk-based capital equaled 11.31 percent, and tangible common equity ratio totaled 9.25 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, October 22, 2015.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until November 22, 2015. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10072689.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme151022.html during the time of the call. A replay of the web cast will be available until October 22, 2016.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2015	2014
ASSETS
Cash and cash equivalents	$84,677	$74,237
Interest-bearing time deposits	27,111	24,171
Investment securities	1,208,793	1,189,814
Loans held for sale	1,943	6,423
Loans	4,321,715	3,772,467
Less: Allowance for loan losses	(62,861)	(65,596)
Net loans	4,258,854	3,706,871
Premises and equipment	83,457	74,105
Federal Reserve and Federal Home Loan Bank stock	34,498	43,127
Interest receivable	22,048	19,455
Core deposit intangibles and goodwill	219,503	200,991
Cash surrender value of life insurance	171,530	165,423
Other real estate owned	14,809	14,540
Tax asset, deferred and receivable	38,339	41,131
Other assets	24,235	31,095
TOTAL ASSETS	$6,189,797	$5,591,383
LIABILITIES
Deposits:
Noninterest-bearing	$1,110,905	$939,540
Interest-bearing	3,703,684	3,370,583
Total Deposits	4,814,589	4,310,123
Borrowings:
Federal funds purchased	52,896	61,428
Securities sold under repurchase agreements	153,822	117,892
Federal Home Loan Bank advances	237,856	255,423
Subordinated debentures and term loans	121,936	126,874
Total Borrowings	566,510	561,617
Interest payable	3,710	3,819
Other liabilities	38,004	31,271
Total Liabilities	5,422,813	4,906,830
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 37,873,921 and 36,074,246 shares	4,734	4,509
Additional paid-in capital	433,577	395,582
Retained earnings	332,162	280,187
Accumulated other comprehensive loss	(3,614)	4,150
Total Stockholders' Equity	766,984	684,553
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,189,797	$5,591,383

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2015	2014	2015	2014
INTEREST INCOME
Loans receivable:
Taxable	$46,037	$43,981	$134,908	$128,329
Tax-exempt	1,190	61	2,174	180
Investment securities:
Taxable	4,374	5,046	13,522	14,902
Tax-exempt	4,412	3,683	12,478	10,691
Deposits with financial institutions	25	18	93	76
Federal Reserve and Federal Home Loan Bank stock	500	501	1,509	1,648
Total Interest Income	56,538	53,290	164,684	155,826
INTEREST EXPENSE
Deposits	3,715	2,853	10,917	8,276
Federal funds purchased	27	102	69	174
Securities sold under repurchase agreements	96	74	264	457
Federal Home Loan Bank advances	711	734	2,108	2,092
Subordinated debentures and term loans	1,666	1,661	4,996	4,950
Total Interest Expense	6,215	5,424	18,354	15,949
NET INTEREST INCOME	50,323	47,866	146,330	139,877
Provision for loan losses		1,600	417	1,600
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	50,323	46,266	145,913	138,277
OTHER INCOME
Service charges on deposit accounts	4,445	4,119	12,083	11,768
Fiduciary activities	2,242	2,152	7,058	6,724
Other customer fees	4,156	3,991	12,425	11,773
Commission income	4	1,723	4,147	5,877
Earnings on cash surrender value of life insurance	710	1,524	2,097	2,925
Net gains and fees on sales of loans	1,905	1,458	5,175	3,340
Net realized gains (losses) on sales of available for sale securities	1,115	910	2,047	2,335
Gain on sale of insurance subsidiary			8,265
Other income	2,322	2,535	4,467	5,283
Total Other Income	16,899	18,412	57,764	50,025
OTHER EXPENSES
Salaries and employee benefits	25,137	24,173	76,112	72,904
Net occupancy	3,726	3,401	11,019	10,543
Equipment	2,698	2,187	8,104	7,022
Marketing	847	1,070	2,578	2,628
Outside data processing fees	1,992	1,853	5,477	5,723
Printing and office supplies	343	350	1,010	1,201
Core deposit amortization	693	592	2,143	1,776
FDIC assessments	958	920	2,716	2,843
Other real estate owned and foreclosure expenses	1,835	2,618	4,436	6,988
Professional and other outside services	1,686	1,573	6,311	4,483
Other expenses	3,683	3,839	11,317	10,804
Total Other Expenses	43,598	42,576	131,223	126,915
INCOME BEFORE INCOME TAX	23,624	22,102	72,454	61,387
Income tax expense	6,557	5,980	21,247	16,485
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$17,067	$16,122	$51,207	$44,902
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.46	$0.45	$1.36	$1.25
Diluted Net Income Available to Common Stockholders	$0.45	$0.45	$1.35	$1.24
Cash Dividends Paid	$0.11	$0.08	$0.30	$0.21
Average Diluted Shares Outstanding (in thousands)	38,118	36,329	38,054	36,295

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
NET CHARGE OFF'S	$(311)	$4,371	$1,520	$3,874

AVERAGE BALANCES:
Total Assets	$6,153,949	$5,578,704	$6,013,053	$5,500,281
Total Loans	4,273,475	3,753,690	4,121,949	3,683,936
Total Earning Assets	5,538,202	5,010,877	5,392,975	4,921,105
Total Deposits	4,824,683	4,288,788	4,743,106	4,290,157
Total Stockholders' Equity	759,144	679,306	746,702	662,408

FINANCIAL RATIOS:
Return on Average Assets	1.11%	1.16%	1.14%	1.09%
Return on Average Stockholders' Equity	8.99	9.49	9.14	9.04
Return on Average Common Stockholders' Equity	8.99	9.50	9.15	9.04
Average Earning Assets to Average Assets	89.99	89.82	89.69	89.47
Allowance for Loan Losses as % of Total Loans	1.45	1.74	1.45	1.74
Net Charge Off's as % of Average Loans (Annualized)	(0.03)	0.47	0.05	0.14
Average Stockholders' Equity to Average Assets	12.34	12.18	12.42	12.04
Tax Equivalent Yield on Earning Assets	4.30	4.41	4.27	4.38
Cost of Supporting Liabilities	0.45	0.43	0.45	0.43
Net Interest Margin (FTE) on Earning Assets	3.85	3.98	3.82	3.95
Tangible Book Value Per Share	$14.59	$13.53	$14.59	$13.53

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Non-Accrual Loans	$32,597	$37,713	$44,321	$48,789	$49,104
Renegotiated Loans	3,823	885	1,326	1,992	1,171
Non-Performing Loans (NPL)	36,420	38,598	45,647	50,781	50,275
Other Real Estate Owned	14,809	19,242	19,073	19,293	14,540
Non-Performing Assets (NPA)	51,229	57,840	64,720	70,074	64,815
90+ Days Delinquent	1,947	632	1,655	4,663	831
NPAs & 90 Day Delinquent	$53,176	$58,472	$66,375	$74,737	$65,646

Loan Loss Reserve	$62,861	$62,550	$62,801	$63,964	$65,596
Quarterly Net Charge-off's	(311)	668	1,163	2,592	4,371
NPAs / Actual Assets %	0.83%	0.94%	1.10%	1.20%	1.16%
NPAs & 90 Day / Actual Assets %	0.86%	0.95%	1.13%	1.28%	1.17%
NPAs / Actual Loans and OREO %	1.18%	1.36%	1.62%	1.77%	1.71%
Loan Loss Reserves / Actual Loans (%)	1.45%	1.47%	1.58%	1.63%	1.74%
Net Charge Off's as % of Average Loans (Annualized)	(0.03)%	0.06%	0.12%	0.27%	0.47%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
ASSETS
Cash and cash equivalents	$84,677	$105,928	$89,243	$118,616	$74,237
Interest-bearing time deposits	27,111	26,669	83,228	47,520	24,171
Investment securities	1,208,793	1,212,516	1,189,473	1,180,631	1,189,814
Loans held for sale	1,943	8,295	6,392	7,235	6,423
Loans	4,321,715	4,238,205	3,965,532	3,924,865	3,772,467
Less: Allowance for loan losses	(62,861)	(62,550)	(62,801)	(63,964)	(65,596)
Net loans	4,258,854	4,175,655	3,902,731	3,860,901	3,706,871
Premises and equipment	83,457	84,841	77,468	77,691	74,105
Federal Reserve and Federal Home Loan Bank stock	34,498	34,630	41,273	41,353	43,127
Interest receivable	22,048	19,880	19,557	19,984	19,455
Core deposit intangibles and goodwill	219,503	220,196	218,034	218,755	200,991
Cash surrender value of life insurance	171,530	170,813	170,172	169,424	165,423
Other real estate owned	14,809	19,242	19,073	19,293	14,540
Tax asset, deferred and receivable	38,339	39,622	38,695	41,960	41,131
Other assets	24,235	22,021	22,182	20,764	31,095
TOTAL ASSETS	$6,189,797	$6,140,308	$5,877,521	$5,824,127	$5,591,383
LIABILITIES
Deposits:
Noninterest-bearing	$1,110,905	$1,122,688	$1,100,397	$1,070,859	$939,540
Interest-bearing	3,703,684	3,666,889	3,547,678	3,569,835	3,370,583
Total Deposits	4,814,589	4,789,577	4,648,075	4,640,694	4,310,123
Borrowings:
Federal funds purchased	52,896	40,748		15,381	61,428
Securities sold under repurchase agreements	153,822	137,240	134,023	124,539	117,892
Federal Home Loan Bank advances	237,856	247,687	166,326	145,264	255,423
Subordinated debentures and term loans	121,936	126,882	126,875	126,810	126,874
Total Borrowings	566,510	552,557	427,224	411,994	561,617
Interest payable	3,710	3,211	3,685	3,201	3,819
Other liabilities	38,004	45,008	58,879	41,411	31,271
Total Liabilities	5,422,813	5,390,353	5,137,863	5,097,300	4,906,830
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,734	4,728	4,723	4,709	4,509
Additional paid-in capital	433,577	432,294	431,199	431,220	395,582
Retained earnings	332,162	319,298	305,526	292,403	280,187
Accumulated other comprehensive income (loss)	(3,614)	(6,490)	(1,915)	(1,630)	4,150
Total Stockholders' Equity	766,984	749,955	739,658	726,827	684,553
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,189,797	$6,140,308	$5,877,521	$5,824,127	$5,591,383

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
INTEREST INCOME
Loans receivable:
Taxable	$46,037	$45,320	$43,551	$43,710	$43,981
Tax-exempt	1,190	736	248	147	61
Investment securities:
Taxable	4,374	4,425	4,723	4,980	5,046
Tax-exempt	4,412	4,231	3,835	3,692	3,683
Deposits with financial institutions	25	31	37	48	18
Federal Reserve and Federal Home Loan Bank stock	500	459	550	476	501
Total Interest Income	56,538	55,202	52,944	53,053	53,290
INTEREST EXPENSE
Deposits	3,715	3,686	3,516	3,402	2,853
Federal funds purchased	27	19	23	3	102
Securities sold under repurchase agreements	96	90	78	72	74
Federal Home Loan Bank advances	711	706	691	750	734
Subordinated debentures and term loans	1,666	1,670	1,660	1,666	1,661
Total Interest Expense	6,215	6,171	5,968	5,893	5,424
NET INTEREST INCOME	50,323	49,031	46,976	47,160	47,866
Provision for loan losses		417		960	1,600
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	50,323	48,614	46,976	46,200	46,266
OTHER INCOME
Service charges on deposit accounts	4,445	4,090	3,548	3,979	4,119
Fiduciary activities	2,242	2,309	2,507	2,242	2,152
Other customer fees	4,156	4,602	3,667	3,926	3,991
Commission income	4	1,815	2,328	1,534	1,723
Earnings on cash surrender value of life insurance	710	640	747	734	1,524
Net gains and fees on sales of loans	1,905	1,781	1,489	1,559	1,458
Net realized gains (losses) on sales of available for sale securities	1,115	(93)	1,025	1,246	910
Gain on sale of insurance subsidiary		8,265
Other income	2,322	1,224	921	1,155	2,535
Total Other Income	16,899	24,633	16,232	16,375	18,412
OTHER EXPENSES
Salaries and employee benefits	25,137	26,434	24,541	23,595	24,173
Net occupancy	3,726	3,503	3,790	3,288	3,401
Equipment	2,698	2,840	2,566	2,315	2,187
Marketing	847	951	780	836	1,070
Outside data processing fees	1,992	1,768	1,717	1,592	1,853
Printing and office supplies	343	303	364	364	350
Core deposit amortization	693	729	721	669	592
FDIC assessments	958	895	863	895	920
Other real estate owned and foreclosure expenses	1,835	1,372	1,229	1,055	2,618
Professional and other outside services	1,686	3,134	1,491	3,633	1,573
Other expenses	3,683	4,494	3,140	3,435	3,839
Total Other Expenses	43,598	46,423	41,202	41,677	42,576
INCOME BEFORE INCOME TAX	23,624	26,824	22,006	20,898	22,102
Income tax expense	6,557	8,856	5,834	5,638	5,980
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$17,067	$17,968	$16,172	$15,260	$16,122

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.46	$0.47	$0.43	$0.41	$0.45
Diluted Net Income Available to Common Stockholders	$0.45	$0.47	$0.43	$0.41	$0.45
Cash Dividends Paid	$0.11	$0.11	$0.08	$0.08	$0.08
Average Diluted Shares Outstanding (in thousands)	38,118	38,043	38,000	37,323	36,329
FINANCIAL RATIOS:
Return on Average Assets	1.11%	1.19%	1.11%	1.06%	1.16%
Return on Average Stockholders' Equity	8.99	9.63	8.81	8.55	9.49
Return on Average Common Stockholders' Equity	8.99	9.63	8.81	8.56	9.50
Average Earning Assets to Average Assets	89.99	89.63	89.42	89.51	89.82
Allowance for Loan Losses as % of Total Loans	1.45	1.47	1.58	1.63	1.74
Net Charge Off's as % of Average Loans (Annualized)	(0.03)	0.06	0.12	0.27	0.47
Average Stockholders' Equity to Average Assets	12.34	12.31	12.62	12.34	12.18
Tax Equivalent Yield on Earning Assets	4.30	4.26	4.24	4.26	4.41
Cost of Supporting Liabilities	0.45	0.45	0.46	0.46	0.43
Net Interest Margin (FTE) on Earning Assets	3.85	3.81	3.78	3.80	3.98
Tangible Book Value Per Share	$14.59	$14.15	$13.96	$13.65	$13.53

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Commercial and industrial loans	$999,195	$984,223	$938,937	$896,688	$900,970
Agricultural production financing and other loans to farmers	91,354	93,695	95,652	104,927	99,649
Real estate loans:
Construction	298,250	256,082	237,036	207,221	178,213
Commercial and farmland	1,695,703	1,705,647	1,646,418	1,672,661	1,603,698
Residential	677,767	689,621	640,451	647,315	625,609
Home Equity	318,949	302,403	286,914	286,529	269,952
Individuals' loans for household and other personal expenditures	71,893	62,785	70,223	73,400	66,832
Lease financing receivables, net of unearned income	614	742	853	1,106	1,208
Other commercial loans	167,990	143,007	49,048	35,018	26,336
Loans	4,321,715	4,238,205	3,965,532	3,924,865	3,772,467
Allowance for loan losses	(62,861)	(62,550)	(62,801)	(63,964)	(65,596)
NET LOANS	$4,258,854	$4,175,655	$3,902,731	$3,860,901	$3,706,871

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Demand deposits	$2,244,848	$2,211,154	$2,116,135	$2,146,492	$1,947,040
Savings deposits	1,460,244	1,439,255	1,402,421	1,376,707	1,281,994
Certificates and other time deposits of $100,000 or more	286,988	295,159	283,313	260,685	241,163
Other certificates and time deposits	499,286	517,153	516,500	523,010	502,965
Brokered deposits	323,223	326,856	329,706	333,800	336,961
TOTAL DEPOSITS	$4,814,589	$4,789,577	$4,648,075	$4,640,694	$4,310,123

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	September 30, 2015			September 30, 2014
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$34,343	$25	0.29%	$28,549	$18	0.25%
Federal Reserve and Federal Home Loan Bank stock	34,627	500	5.78	43,127	501	4.65
Investment Securities: (1)
Taxable	692,583	4,374	2.53	776,270	5,046	2.60
Tax-Exempt (2)	503,174	6,787	5.40	409,241	5,665	5.54
Total Investment Securities	1,195,757	11,161	3.73	1,185,511	10,711	3.61
Loans held for sale	2,163	125	23.12	9,393	152	6.47
Loans: (3)
Commercial	3,247,336	36,582	4.51	2,905,920	34,344	4.73
Real Estate Mortgage	447,733	4,803	4.29	455,714	5,025	4.41
Installment	403,399	4,526	4.49	369,797	4,460	4.82
Tax-Exempt (2)	172,844	1,832	4.24	12,866	94	2.92
Total Loans	4,273,475	47,868	4.48	3,753,690	44,075	4.70
Total Earning Assets	5,538,202	59,554	4.30	5,010,877	55,305	4.41
Net unrealized gain on securities available for sale	10,379			11,247
Allowance for loan losses	(62,521)			(68,123)
Cash and cash equivalents	93,542			74,773
Premises and equipment	84,880			74,696
Other assets	489,467			475,234
Total Assets	$6,153,949			$5,578,704
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,112,161	$359	0.13%	$1,059,163	$279	0.11%
Money market deposits	837,963	448	0.21	736,339	372	0.20
Savings deposits	628,020	155	0.10	528,746	154	0.12
Certificates and other time deposits	1,122,964	2,753	0.98	1,032,274	2,048	0.79
Total Interest-bearing Deposits	3,701,108	3,715	0.40	3,356,522	2,853	0.34
Borrowings	523,814	2,500	1.91	572,923	2,571	1.80
Total Interest-bearing Liabilities	4,224,922	6,215	0.59	3,929,445	5,424	0.55
Noninterest-bearing deposits	1,123,575			932,266
Other liabilities	46,308			37,687
Total Liabilities	5,394,805			4,899,398
Stockholders' Equity	759,144			679,306
Total Liabilities and Stockholders' Equity	$6,153,949	6,215	0.45	$5,578,704	5,424	0.43
Net Interest Income		$53,339			$49,881
Net Interest Margin			3.85%			3.98%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2015 and 2014. These totals equal $3,016 and $2,015 for the three months ended September 30, 2015 and 2014, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Nine Months Ended
	September 30, 2015			September 30, 2014
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$50,327	$93	0.25%	$43,906	$76	0.23%
Federal Reserve and Federal Home Loan Bank stock	38,367	1,509	5.24	41,657	1,648	5.27
Investment Securities: (1)
Taxable	708,328	13,522	2.55	761,924	14,902	2.61
Tax-Exempt (2)	474,004	19,197	5.40	389,682	16,447	5.63
Total Investment Securities	1,182,332	32,719	3.69	1,151,606	31,349	3.63
Loans held for sale	4,364	380	11.61	6,653	322	6.45
Loans: (3)
Commercial	3,161,385	106,412	4.49	2,893,922	99,685	4.59
Real Estate Mortgage	454,288	14,614	4.29	417,899	14,650	4.67
Installment	397,981	13,502	4.52	353,134	13,672	5.16
Tax-Exempt (2)	103,931	3,344	4.29	12,328	277	3.00
Total Loans	4,121,949	138,252	4.47	3,683,936	128,606	4.65
Total Earning Assets	5,392,975	172,573	4.27%	4,921,105	161,679	4.38%
Net unrealized gain on securities available for sale	12,463			7,929
Allowance for loan losses	(62,940)			(68,703)
Cash and cash equivalents	96,671			83,259
Premises and equipment	82,342			74,732
Other assets	491,542			481,959
Total Assets	$6,013,053			$5,500,281
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,077,463	$894	0.11%	$1,061,762	$827	0.10%
Money market deposits	838,552	1,305	0.21	755,097	1,136	0.20
Savings deposits	604,436	481	0.11	527,147	461	0.12
Certificates and other time deposits	1,132,497	8,237	0.97	1,021,044	5,852	0.76
Total Interest-bearing Deposits	3,652,948	10,917	0.40	3,365,050	8,276	0.33
Borrowings	478,030	7,437	2.07	508,992	7,673	2.01
Total Interest-bearing Liabilities	4,130,978	18,354	0.59	3,874,042	15,949	0.55
Noninterest-bearing deposits	1,090,158			925,107
Other liabilities	45,215			38,724
Total Liabilities	5,266,351			4,837,873
Stockholders' Equity	746,702			662,408
Total Liabilities and Stockholders' Equity	$6,013,053	18,354	0.45	$5,500,281	15,949	0.43
Net Interest Income		$154,219			$145,730
Net Interest Margin			3.82%			3.95%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2015 and 2014. These totals equal $7,889 and $5,853 for the nine months ended September 30, 2015 and 2014, respectively.

(3) Non accruing loans have been included in the average balances.